UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) December 3, 2012

Max Sound Corporation
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-51886	2902 A Colorado Avenue Santa Monica, CA 90404	26-3534190
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(888) 777-1987
 (Registrant's telephone number, including area code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 3, 2011, Max Sound Corporation, a Delaware corporation (the “Company”), completed the purchase of the assets (the “Asset Purchase”) of Liquid Spins, Inc., a Colorado corporation (“LSI”) pursuant to the Asset Purchase Agreement, dated November 15, 2012 and effective as of October 30, 2012 for accounting purposes, between the Company and LSI (the "APA").

Pursuant to the APA, the assets of LSI were exchanged for 24,752,475 shares of common stock of the Company (the “Shares”), equal to $10,000,000 and a purchase price of $.404 per share.  The price of the Shares was determined by taking the average of the daily closing prices for the Company’s common stock as reported on the OTC Bulletin Board on the ten (10) trading days immediately preceding the closing. The assets of LSI purchased included: record label distribution agreements; Liquid Spins technology inventory; independent arts programs; retail contracts for music distribution; gift card retail contracts via incomm; physical inventory and office equipment; design and retail ready concepts; brand value; records; publishing catalog; and web assets.

Other than in respect to the transaction, there is no material relationship among LSI’s stockholders and any of Company’s affiliates, directors or officers.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Items 2.01 of this Report, which disclosure is incorporated herein by reference.

The shares of common stock issued to the shareholders of LSI in connection with the Asset Purchase were offered and sold to such persons in a private transaction in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933 (the “Securities Act”) and/or Rule 506 of Regulation D promulgated under the Securities Act.

ITEM 8.01 OTHER EVENTS

We issued a press release on December 7, 2012 regarding the matters described in Items 2.01and 3.02 of this Current Report on Form 8-K.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

Information set forth herein contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, which involve a number of risks and uncertainties.  The Company cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information.  Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving the Company and LSI, including future financial and operating results, the combined company’s plans, objectives, expectations (financial or otherwise) and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the outcome of pending or potential litigation or governmental investigations; the risk that the businesses will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; uncertainty of the expected financial performance of the Company following completion of the proposed transaction; Company’s ability to achieve the cost savings and synergies contemplated by the proposed transaction within the expected time frame; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; and general economic conditions that are less favorable than expected.  Additional information and other factors are contained in Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site http://www.sec.gov.  The Company disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Included as Exhibit 99.1 to this Report and incorporated herein by reference are the Audited Financial Statements for the year ended December 31, 2011 and 2010 for Liquid Spins, Inc. no later than 75 calendar days after December 3, 2012.

To be filed by amendment as Exhibit 99.1 to the Report and incorporated herein by reference are the unaudited Financial Statements for the quarter ended September 30, 2012 for Liquid Spins no later than 75 calendar days after December 3, 2012.

(b) Pro Forma Financial Information.

To be filed by amendment as Exhibit 99.2 to this Report and incorporated herein by reference is unaudited pro forma combined financial information of Max Sound Corporation no later than 75 calendar days after December 3, 2012.

(d) Exhibits

Exhibit
Number	Description
99.1
Audited Financial Statements for the year ended December 31, 2011 and 2010 for Liquid Spins, Inc. [filed herewith] and the unaudited Financial Statements for the quarter ended September 30, 2012 for Liquid Spins.*

99.2	Pro forma combined financial information of Max Sound Corporation and its newly acquired assets.*

99.3	Joint Press Release

 * To be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

MAX SOUND CORPORATION

Date: December 7, 2012	By:	/s/John Blaisure
John Blaisure President and Chief Executive Officer

MAX SOUND CORPORATION

Date: December 7, 2012	By:	/s/Greg Halpern
Greg Halpern Chief Financial Officer